Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 20: SUBSEQUENT EVENTS

On March 2, 2023, the Company’s shareholders approved the grant of options exercisable into 150,000 of the Company’s ordinary shares to one of Company’s directors for an exercise price of NIS 0.0495 per share (USD 0.014 per share, respectively, based on the exchange rate reported by the Bank of Israel on the same day). The options were fully vested on the day of grant.

On March 14, 2023, Company’s Board of directors approved retroactively to extend the expiry date of the 2011 plan by additional 5 years to August 29, 2026.